MOVING INFRASTRUCTURE FORWARD  |  MARCH 2023 Investor Presentation Exhibit 99.1

2 I    MOVING INFRASTRUCTURE FORWARD   I    2023 FORWARD LOOKING STATEMENTS Some statements in this presentation, which are not historical facts, are “forward‐looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward‐looking statements include statements about Arcosa’s estimates, expectations, beliefs, intentions or strategies for the future. Arcosa uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” “strategy,” “plans,” and similar expressions to identify these forward‐looking statements. Forward‐looking statements speak only as of the date of this presentation, and Arcosa expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward‐looking statement contained herein, except as required by federal securities laws. Forward‐looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to assumptions, risks and uncertainties regarding the impact of the COVID‐19 pandemic, or other similar outbreaks, on Arcosa's business; assumptions, risks and uncertainties regarding achievement of the expected benefits of Arcosa’s spin‐off from Trinity; tax treatment of the spin‐off; failure to successfully integrate acquisitions or divest any business, or failure to achieve the expected benefit of acquisitions or divestitures; market conditions and customer demand for Arcosa’s business products and services; the cyclical nature of, and seasonal or weather impact on, the industries in which Arcosa competes; competition and other competitive factors; governmental and regulatory factors; changing technologies; availability of growth opportunities; market recovery; ability to improve margins; the impact of inflation and costs of materials; and Arcosa’s ability to execute its long‐term strategy, and such forward‐looking statements are not guarantees of future performance. For further discussion of such risks and uncertainties, see "Risk Factors" and the "Forward‐Looking Statements" section of "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Arcosa's Form 10‐K for the year‐ended December 31, 2022, and as may be revised and updated by Arcosa's Quarterly Reports on Form 10‐Q and Current Reports on Form 8‐K. NON‐GAAP FINANCIAL MEASURES This presentation contains financial measures that have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).  Reconciliations of non‐ GAAP financial measures to the closest GAAP measure are provided in the Appendix.

01 03 04 COMPANY  OVERVIEW 2023 OUTLOOK ESG  ACCOMPLISHMENTS 02 RECENT FINANCIAL  HIGHLIGHTS TABLE OF CONTENTS 3 I    MOVING INFRASTRUCTURE FORWARD   I    2023

HOW TO FIND US OUR WEBSITE www.arcosa.com NYSE TICKER ACA HEADQUARTERS Arcosa, Inc. 500 North Akard Street, Suite 400 Dallas, TX 75201 INVESTOR CONTACT InvestorResources@arcosa.com 4 I    MOVING INFRASTRUCTURE FORWARD   I    2023

COMPANY  OVERVIEW 01

ARCOSA’S VALUE PROPOSITION HEALTHY BALANCE  sheet and ample  liquidity to navigate  cycles and pursue  strategic growth EXPERIENCED management team  with history of  managing through  economic cycles LEADING businesses serving  critical  infrastructure  markets TRACK RECORD  of executing on  strategic priorities DISCIPLINED CAPITAL  allocation process to  grow in attractive  markets and improve  returns on capital 6 I    MOVING INFRASTRUCTURE FORWARD   I    2023

ARCOSA AT A GLANCE Revenue, net income, and Adjusted EBITDA are for the fiscal year ended 12/31/2022. See  Adjusted EBITDA reconciliation in Appendix Arcosa spun off from its former parent company in November 2018. Net Income(1) Adjusted EBITDA Infrastructure‐related  Segments Employees Years of Operating  History OUR THREE BUSINESS SEGMENTS Revenues$2.2B $99M $325M ~5,230 85+ 3 7 I    MOVING INFRASTRUCTURE FORWARD   I    2023 (1) Excludes the pre‐tax gain on the sale of our storage tanks business  of $189M, which is also excluded from Adjusted EBITDA. As reported,  net income for full year 2022 was $246M.

BUSINESS OVERVIEW

Arcosa's three segments are made up of leading businesses that serve critical infrastructure markets

CONSTRUCTION PRODUCTS

$924M REVENUES

$199M 22% ADJ. SEGMENT EBITDA & MARGIN


NATURAL & RECYCLED AGGREGATES


SPECIALTY MATERIALS


CONSTRUCTION SITE SUPPORT

ENGINEERED STRUCTURES[1]

$1,002M REVENUES

$149M 15% ADJ. SEGMENT EBITDA & MARGIN


UTILITY & RELATED STRUCTURES


WIND TOWERS


STORAGE TANKS(1)

TRANSPORTATION PRODUCTS

$317M REVENUES

$27M 9% ADJ. SEGMENT EBITDA & MARGIN


BARGES


MARINE COMPONENTS


STEEL COMPONENTS

[1] Arcosa completed the divestiture of its Storage Tanks business on October 3, 2022. Financial results for the business included in continuing operations to the date of sale.

Revenues and Adjusted Segment EBITDA and margin for the twelve months ended 12/31/2022. See Adjusted Segment EBITDA reconciliation in Appendix.

8 I MOVING INFRASTRUCTURE FORWARD I 2023

ARCOSA’S LONG‐TERM VISION Grow in attractive markets  where we can achieve  sustainable competitive  advantages Reduce the complexity and  cyclicality of the overall  business Improve long‐term  returns on invested capital Integrate Environmental,  Social, and Governance  initiatives (ESG) into our long‐ term strategy 9 I    MOVING INFRASTRUCTURE FORWARD   I    2023

90 157 205 277 333129 127 127 51 43 FY‐18 At Spin FY‐19 FY‐22FY‐21FY‐20 219 284 332 329 376 +20% DISCIPLINED TRACK RECORD OF GROWTH Adjusted EBITDA, excluding Corporate ($M) CAGR – Compound Annual Growth Rate. See reconciliation of Adjusted EBITDA for Cyclical and Growth Businesses in Appendix. Achieved 39% CAGR in our Growth Businesses over the last four years, offsetting demand headwinds in our Cyclical  Businesses Growth Businesses (Construction Products and Eng. Structures, excluding wind towers) Cyclical Businesses (wind towers, barge, and steel components) 10 I    MOVING INFRASTRUCTURE FORWARD   I    2023 +39%

STRATEGIC TRANSFORMATION

Today Arcosa is a less cyclical and more resilient company, and the recent sale of our storage tanks business enhances our capacity to further expand in our focused growth areas

Construction Products has Increased to More than 50% of Adjusted EBITDA



Adjusted EBITDA, excluding Corporate ($M)
376
27 (7%)
Transportation Products
149 (40%)
Engineered Structures
199 (53%)
Construction Products
219
64 (29%)
82 (38%)
73 (33%)
FY 2018
FY 2022

Actionable Strategic Progress to Position Portfolio for Long-Term Growth

- **Divestiture of storage tanks business** for $275 million in October 2022
- **Invested ~$1.4 billion** on 5 large acquisitions and several complementary bolt-on's **to expand our Construction Products platform**
- **Grew natural aggregates** operations beyond Texas, **now serving 11 Top 50 MSAs, up from 5 at the end of 2018**
- **Added recycled aggregates** to complement natural aggregates platform, **serving 3 Top 5 MSAs**
- **Expanded specialty materials platform** with broader geographic presence and product diversity
- **Improved operations** in utility structures and storage tanks, increasing revenues and expanding Adjusted Segment EBITDA margins from 10% in 2018 to 15% in 2022
- **Added 3 adjacent infrastructure-related product lines** of traffic, telecom, and concrete structures
- **Market leading positions** in our cyclical businesses, including barge, wind towers, and steel components, position us well for recovery

$1T Infrastructure Bill and $370B Inflation Reduction Act Create Multi-Year Tailwinds for Many Arcosa Businesses

See Adjusted Segment EBITDA reconciliations in the Appendix. FY 2022 Engineered Structures Adjusted Segment EBITDA includes nine months of results from the Storage Tanks business.

11 I MOVING INFRASTRUCTURE FORWARD I 2023

• Advances our long‐term vision to reduce the complexity of Arcosa’s  overall portfolio • Proceeds provide capital for allocation to our growth businesses as we  continue to shift towards less cyclical, higher‐margin opportunities • We prioritized improving the performance of the storage tanks business  which was unprofitable in 2018 at the time of our spin‐off • Lean initiatives along with de‐urbanization tailwinds led to significant  growth  • Business requires additional capital to support future growth, making it  an opportune time for new ownership • Arcosa maintains a Mexico manufacturing platform to support our  Engineered Structures segment • In October, we completed the sale of our storage tanks business,  reported in Engineered Structures, for $275 million in cash • Recognized gain on sale of $189M ($147M after‐tax) in the fourth  quarter • Leading manufacturer of steel pressure tanks for storage and  distribution of propane, ammonia, and other gases • Serves residential, commercial, energy, and agricultural markets in U.S.  and Mexico TRANSACTION OVERVIEW STORAGE TANKS ADJUSTED EBITDA ($M) (4) 29  44 47 FY 2018 3 Yr. Avg.  2019‐2021 FY 2021 FY 2022 to date of sale STRATEGIC RATIONALE DIVESTITURE OF STORAGE TANKS BUSINESS ON OCTOBER 3, 2022 Excellent example of improving a business and preparing it for monetization when market conditions are supportive,  enabling us to realize significant value through a competitive sale process See Adjusted EBITDA reconciliation in Appendix. Results for Storage Tanks business included in continuing operations to the date of sale. 12 I    MOVING INFRASTRUCTURE FORWARD   I    2023

GROWING OUR CONSTRUCTION PRODUCTS PLATFORM

We have deployed ~$1.4B on Construction Products acquisitions as we seek to expand our growth platforms

Attractive fundamentals of Aggregates and Specialty Materials

- Attractive markets with long-term pricing and volume growth; less cyclical than other Arcosa businesses
- Sustainable competitive advantages, through reserve positions, product portfolio, proprietary processing capabilities, and deep market knowledge
- Fragmented industry structure with ability to buy small to medium size assets at attractive multiples
- Ability to use acquisitions as growth platforms for organic and bolt-on growth

RAMCO — May 2022
- Expands recycled aggregates platform into Southern California market at an attractive valuation and accretive margins

SOUTHWEST ROCK PRODUCTS — August 2021
- Scaled entry into attractive Phoenix metropolitan area with accretive EBITDA margins

STONEPOINT MATERIALS — April 2021
- Top 25 U.S. aggregates platform adding attractive new geographies, more than 40 years of reserve life, and an experienced management team

CHERRY — January 2020; **STRATA MATERIALS** — October 2020
- Two acquisitions building leadership position in recycled aggregates, a new product category for Arcosa and growing in importance due to resource scarcity and ESG benefits
- Cherry expands aggregates business into attractive Houston market, filling a key gap in our Texas network
- Strata expands ability to serve DFW customers with a complementary product offering that includes both natural and recycled aggregates

ACG MATERIALS — December 2018
- Adds complementary, scaled specialty materials and aggregates platforms
- Diversifies customer base across attractive end markets

We have an active pipeline of attractive acquisition and organic opportunities. The sale of our storage tanks business allows us to continue to deploy capital to our construction businesses and accelerate our growth.

13 I MOVING INFRASTRUCTURE FORWARD I 2023

RECENT  FINANCIAL  HIGHLIGHTS 02

FY 2022 CONSOLIDATED RESULTS N.M – Not meaningful. See Adjusted Net Income and Adjusted EBITDA reconciliation in Appendix; Storage Tanks business divested on October 3, 2022 and results included in continuing  operations to the date of sale. Revenues ($M) Adjusted EBITDA ($M) 2,036.4 2,242.8 FY‐22FY‐21 +10% Net Income ($M) Double‐digit Adjusted EBITDA growth and improved margins 15 I    MOVING INFRASTRUCTURE FORWARD   I    2023 1,974.8 2,241.5 FY‐22FY‐21 +14% As Reported Excluding Storage Tanks 283.3 325.1 FY‐22FY‐21 +15% 271.8 324.7 FY‐22FY‐21 +19% As Reported Excluding Storage Tanks Margin 13.9% 14.5%13.8%14.5% 69.6 FY‐21 FY‐22 245.8 N.M. 69.6 98.5 24.3 8.3 FY‐21 FY‐22 93.9 106.8 +14% As Reported Excluding Gain on Sale Adjusted Net Income Excludes 4Q revenues from  storage tanks in both periods Excludes 4Q Adj. EBITDA from  storage tanks in both periodsAmounts include storage tank contribution

CASH FLOW AND BALANCE SHEET Disciplined ‘cash culture’ and increased balance sheet flexibility post storage tanks divesture to support expansion through  organic growth initiatives and opportunistic acquisitions (1.2) 0.5  (0.6) 0.5 2.1 2.0  1.9  1.8 1.2 Pro  Forma  at Spin FY‐20 Q1‐22FY‐18 FY‐21FY‐19 Q2‐22 Q3‐22 Q4‐22 Net Debt / Adjusted EBITDA (ratio at end of period) (1) Cash Flow defined as Adjusted Segment EBITDA less CapEx. See 2020 10‐K for CapEx by Segment. See Free Cash Flow and Net Debt to Adjusted EBITDA reconciliation in Appendix. Targeted Range of 2.0 ‐ 2.5x Transportation Products segment generated  $159M of Cash Flow from 2018 to 2020 that  funded growth in other segments(1) 74 273 178 81 36 Avg. $128M 20212018 20202019 2022 Decline reflects end market  softness in cyclical businesses   and increased working capital  requirements, partially driven by  inflationary pressures Free Cash Flow Strength Free Cash Flow ($M) Leverage Below Targeted Range Spun debt  free with  $200M of  cash 16 I    MOVING INFRASTRUCTURE FORWARD   I    2023 Sale of  Storage  Tanks for  $275M

2023  OUTLOOK 03

Solid revenue and Adjusted EBITDA growth expected for 2023, normalizing for the sale of storage tanks (1) Excludes contribution from Storage Tanks in FY‐22. See full year 2023 Revenue guidance and Adjusted EBITDA reconciliation in Appendix; Storage Tanks business divested on October 3, 2022 and results included in continuing operations to the date of sale. 2023 GUIDANCE Revenues ($M) 2,054 189 FY‐22 2023 Guidance 2,243 2,150‐2,250 +7% 278 47 2023 Guidance 325 FY‐22 310‐340 +17% Adjusted EBITDA ($M) Margin(1) 13.5% 14.8% Storage Tanks Storage Tanks 18 I    MOVING INFRASTRUCTURE FORWARD   I    2023 Includes $22M  gain from land  sale in Q1 for  Construction  Products

GROWTH BUSINESSES OUTLOOK

Demand outlook is attractive with additional tailwinds from increased infrastructure spending

Construction Products

Infrastructure spending is on the rise as indicated by increased FY2022 state DOT letting activity in our key markets

% Change in 2022 State Letting Value vs. 5 Year Average[1]



19%
69%
84%
86%
57%
73%
19%
36%
AL
AZ
KY
LA
OK
PA
TN
TX

- **Infrastructure spending up** due to increased federal funding from IIJA and healthy state DOT budgets
- **Robust demand** for non-residential and multi-family construction
- **Recent affordability erosion** weakening momentum in single-family residential construction; medium-term outlook supported by population migration into our key markets
- **Strong pricing gains** in 2022 will carry forward to 2023
- Active pipeline of organic and bolt-on **growth opportunities**

Engineered Structures

Forecasted Utility CAPEX driven by increased federal infrastructure funding and renewable energy capacity needs

U.S. and Canadian Electric Utility Transmission Reported CAPEX ($B)[2]



55
45
35
25
Actual
Forecast
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026

- **Strong backlog visibility** for utility and traffic structures, driven by grid-hardening and road infrastructure investments
- **Future demand catalysts** from the electrification of vehicles and connecting renewable energy to the grid
- Wireless 5G telecom buildout expected to **drive new demand**
- **Healthy DOT spending** in Florida and other Southeast states, with **opportunities to grow** in Texas and other markets

[1]Wallstreet research; [2]The C Three Group, Sept. 2022

19 I MOVING INFRASTRUCTURE FORWARD I 2023

84 90 17 18 81 16 55 49 13 105 35 48 134 2Q213Q201Q20 3Q214Q19 4Q202Q20 4Q211Q21 1Q22 2Q22 3Q22 4Q22 CYCLICAL BUSINESSES Market fundamentals for our Cyclical Businesses continue to improve resulting in significant orders booked in the fourth  quarter 1Criton Corporation: Prospects for the Dry Cargo Inland Barge Market Through 2026, Nov. 2021; 2Company estimates and IHS Markit, May 2021; 3River Transport News annual survey of new hopper barge construction; 4Wood Mackenzie, North American Onshore Wind Energy  Market Outlook: Nov. 2022 Outlook for Dry Barge Replacement Cycle Remains Intact Fleet age is Increasing due to underinvestment since 2016; forecasts indicate  potential for ~750 average annual barge construction needs through 20261 Orders in the fourth quarter were at the highest level in two years spurred by  substituting lower priced hot‐rolled coil for plate steel 14.4 16.3 2016 2020 Hopper Fleet Age2 (in Years) 600 0 1,200 1192005 216 137 8 10 12 14 15 16 17 18 19 20 22 Theoretical Replacement Level Annual Industry Deliveries Since ‘053 (# Hopper Barges) Lowest level in 30 years Long‐Term Recovery in Wind Industry Expected in 2024 and Beyond 0 5 10 15 20 25 2521 272020 2622 23 3124 28 29 30 U.S. Wind Installations (2020‐2031)4 (GW) Arcosa Historical Barge Orders ($M) COVID-19 pull-back Plate steel prices stabilized and trending down Forecast Plate steel prices began escalating in late 4Q20 Beginning of hopper barge replacement cycle 20 I    MOVING INFRASTRUCTURE FORWARD   I    2023 10‐year PTC extension, passed in August 2022, is expected to boost capacity in  the U.S., after the industry recovers in the near term from the temporary lapse Passage of IRA generated renewed strength in wind tower demand, evidenced  by recent order activity and uptick in our backlog 633 597 334 438 671 4Q214Q20 716 4Q18 4Q19 4Q22 Utility, Wind, and Related Structures Backlog ($M) Additional  $45M wind  tower order  in January  2023 Wind industry transitioning to no PTC

INFRASTRUCTURE SPENDING We believe our businesses are well‐positioned to benefit from ~$1.4 trillion in expected spending from recent federal  stimulus packages  Infrastructure Investment and Jobs Act • Reauthorization of the Fixing America’s Surface  Transportation Act (FAST Act) at a higher level of  spending through 2026 • Spending catalysts to Arcosa: • Highway, Road, Bridges ($110B) • Passenger and Freight Rail ($66B) • Airports ($25B) • Power Infrastructure and Grid Hardening  ($73B) • Broadband Expansion ($65B) • Ports and Waterways ($17B) Inflation Reduction Act • Provides ~$370B of investments into energy  security and climate change • Includes multi‐year extension of wind power PTC  and new Advanced Manufacturer’s tax credit Bidding on new infrastructure projects is up. We expect this increased demand to impact our businesses throughout 2023 and beyond 21 I    MOVING INFRASTRUCTURE FORWARD   I    2023

ESG  ACCOMPLISHMENTS 04

ESG ACCOMPLISHMENTS

We continue to take actions to integrate ESG in our long-term strategy and culture

Arcosa Marine Products Joins Green Marine



ARCOSA MARINE

GREEN MARINE

- Green Marine is the largest voluntary environmental certification program for North America's maritime industry.
- The organization's rigorous and transparent environmental initiative complements the sustainable development approach we are driving at Arcosa Marine.

Arcosa Specialty Materials Impacts its Community's Youth

- In June, our team hosted an educational experience and tour for K-7th graders from Texada Elementary School at our limestone mine in British Columbia.
- Many of our employees have children in this school, and we feel it's essential to educate them on the mining process, especially when it's so entrenched in the Texada community.

ARCOSA SPECIALTY MATERIALS



Highlights from Our 2021 Sustainability Report

SAFETY
- 60% reduction in our TRIR[1] since 2019
- *ARC 100* driving positive and engaged culture of safety at all levels of the organization

SUSTAINABILITY REPORTING
- Expanded commentary on climate-related impacts in line with the TCFD[2] with supporting SASB[3] metrics

GREENHOUSE GAS (GHG) EMISSIONS
- Scope 1 and 2 GHG emissions intensity[4] declined by 9% compared to 2020 and 20% compared to 2019
- Established an initial short-term Scope 1 and 2 GHG emissions intensity reduction goal

WATER MANAGEMENT
- Reduced our municipal water intensity[5] by 23% compared to 2020 and 35% compared to 2019

INCLUSION AND DIVERSITY
- Established our first employee resource group, WE~AR: Women of Arcosa

BOARD DIVERSITY
- Added two females to our Board of Directors, increasing gender and ethnic diversity to 50%

EMPLOYEE ENGAGEMENT
- Received 72% response rate and 2,200 comments on our inaugural Cultural Climate Employee Engagement Survey

[1]Total Recordable Incident Rate; [2]Financial Stability Board's Task Force on Climate-Related Financial Disclosures; [3]Sustainability Accounting Standards Board; [4]MTCO2e/$ Million Revenues; [5]kGal/$ Million Revenues

23 I MOVING INFRASTRUCTURE FORWARD I 2023

APPENDIX

GUIDANCE SUMMARY FOR 2023 ADJUSTED  EBITDA COMMENTARY CAPITAL  EXPENDITURES OTHER • $310M to $340M range for full year 2023 • Range includes ~$22M gain from expected first quarter land sale in Construction Products • 2022 full year Adjusted EBITDA was $278M, excluding $47M from the storage tanks business • $140‐160M in full year 2023, including $40‐50M for growth projects TAX RATE • We expect a breakeven Adjusted EBITDA for our wind towers business in 2023 • We expect a full year 2023 tax rate of ~22‐24% REVENUE • $2.15B to $2.25B range for full year 2023 • 2022 full year revenue was $2.05B, excluding $189M from the storage tanks business 25 I    MOVING INFRASTRUCTURE FORWARD   I    2023

NON‐GAAP MEASURES Refer to slides that follow for accompanying reconciliations “EBITDA” is defined as net income plus interest, taxes, depreciation, depletion, and amortization. “Adjusted EBITDA” is defined as EBITDA adjusted for certain items that are not reflective of the normal earnings of our business. GAAP does not define EBITDA or Adjusted EBITDA and they should not be considered as alternatives to earnings measures defined by GAAP, including net income. We use Adjusted EBITDA to assess the operating performance of our consolidated business, as a metric for incentive‐based compensation, as a measure within our lending arrangements, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long‐term shareholder value. As a widely used metric by analysts, investors, and competitors in our industry, we believe Adjusted EBITDA also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, amortization, and other items which can vary significantly depending on many factors. “Adjusted EBITDA Margin” is defined as Adjusted EBITDA divided by Revenues. GAAP does not define “Adjusted Net Income” and it should not be considered as an alternative to earnings measures defined by GAAP, including net income. We use this metric to assess the operating performance of our consolidated business. We adjust net income for certain items that are not reflective of the normal operations of our business to provide investors with what we believe is a more consistent comparison of earnings performance from period to period. “Segment EBITDA” is defined as segment operating profit plus depreciation, depletion, and amortization. “Adjusted Segment EBITDA” is defined as Segment EBITDA adjusted for certain items that are not reflective of the normal earnings of our business. GAAP does not define Segment EBITDA or Adjusted Segment EBITDA and they should not be considered as alternatives to earnings measures defined by GAAP, including segment operating profit. We use Adjusted Segment EBITDA to assess the operating performance of our businesses, as a metric for incentive‐based compensation, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long‐term shareholder value. As a widely used metric by analysts, investors, and competitors in our industry we believe Adjusted Segment EBITDA also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, amortization, and other items, which can vary significantly depending on many factors. “Adjusted Segment EBITDA Margin” is defined as Adjusted Segment EBITDA divided by Revenues. GAAP does not define “Net Debt” and it should not be considered as an alternative to cash flow or liquidity measures defined by GAAP. The Company uses Net Debt, which it defines as total debt minus cash and cash equivalents to determine the extent to which the Company’s outstanding debt obligations would be satisfied by its cash and cash equivalents on hand. The Company also uses “Net Debt to Adjusted EBITDA”, which it defines as Net Debt divided by Adjusted EBITDA for the trailing twelve months as a metric of its current leverage position. We present this metric for the convenience of investors who use such metrics in their analysis and for shareholders who need to understand the metrics we use to assess performance and monitor our cash and liquidity positions. GAAP does not define “Free Cash Flow” and it should not be considered as an alternative to cash flow measures defined by GAAP, including cash flow from operating activities. We define Free Cash Flow as cash provided by operating activities less capital expenditures. We use this metric to assess the liquidity of our consolidated business. We present this metric for the convenience of investors who use such metrics in their analysis and for shareholders who need to understand the metrics we use to assess performance and monitor our cash and liquidity positions. 26 I    MOVING INFRASTRUCTURE FORWARD   I    2023

Reconciliation of Adjusted EBITDA and Adjusted Net Income ($’s in millions) (unaudited) 27 I    MOVING INFRASTRUCTURE FORWARD   I    2023 Year Ended December 31, Full Year  2023 Guidance 2022 2021 Low High Net income $ 245.8 $ 69.6 $ 96.5 $ 117.0 Add: Interest expense, net 29.9 23.4 28.0 30.0 Provision for income taxes 70.4 14.0 30.5 33.0 Depreciation, depletion, and amortization expense(1) 154.1 144.3 155.0 160.0 EBITDA 500.2 251.3 310.0 340.0 Add (less): Gain on sale of storage tanks business (189.0) — — — Impact of acquisition and divestiture‐related expenses(2)  11.0 20.1 Impairment charge — 2.9 — — Legal settlement — 8.7 — — Other, net (income) expense(3) 2.9 0.3 — — Adjusted EBITDA $ 325.1 $ 283.3 $ 310.0 $ 340.0 Adjusted EBITDA Margin 14.5% 13.9% 14.4% 15.1 % Year Ended December 31, 2022 2021 Net income $ 245.8 $ 69.6 Gain on sale of storage tanks business, net of tax (147.3) — Impact of acquisition and divestiture‐related expenses, net of tax(2) 8.3 15.4 Impairment charge, net of tax — 2.2 Legal settlement, net of tax — 6.7 Adjusted Net Income $ 106.8 $ 93.9 (1) Includes the impact of the fair value markup of acquired long‐lived assets, subject to final purchase price adjustments. (2) Expenses associated with acquisitions and divestitures, including the cost impact of the fair value markup of acquired inventory, advisory and professional fees, integration, separation, and other transaction costs. (3) Included in Other, net (income) expense was the impact of foreign currency exchange transactions of $3.3 million and $0.6 million for the year ended December 31, 2022 and 2021, respectively.

Reconciliation of Adjusted Segment EBITDA

($'s in millions)

	Year Ended December 31,				
	2022	2021	2020	2019	2018
Construction Products					
Operating Profit	$ 96.5	$ 83.2	$ 74.7	$ 52.7	$ 50.4
Add: Depreciation, depletion, and amortization expense[1]	102.7	88.7	60.1	38.0	21.9
Segment EBITDA	199.2	171.9	134.8	90.7	72.3
Add: Impact of acquisition and divestiture-related expenses[2]	—	7.6	2.9	1.4	0.8
Add: Impairment charge	—	—	0.8	—	—
Adjusted Segment EBITDA	$ 199.2	$ 179.5	$ 138.5	$ 92.1	$ 73.1
Adjusted Segment EBITDA Margin	21.6 %	22.5 %	23.3 %	20.9 %	25.0 %
Engineered Structures					
Operating Profit	$ 307.0	$ 88.0	$ 80.2	$ 100.7	$ 28.6
Add: Depreciation and amortization expense[1]	30.5	33.1	31.5	27.9	29.7
Segment EBITDA	337.5	121.1	111.7	128.6	58.3
Add: Impact of acquisition and divestiture-related expenses[2]	0.6	1.0	2.8	—	—
Add: Impairment charge	—	2.9	1.3	—	23.2
Less: Gain on sale of storage tanks business	(189.0)	—	—	—	—
Adjusted Segment EBITDA	$ 149.1	$ 125.0	$ 115.8	$ 128.6	$ 81.5
Adjusted Segment EBITDA Margin	14.9 %	13.4 %	13.2 %	15.4 %	10.4 %
Transportation Products					
Operating Profit	$ 11.5	$ 6.4	$ 54.6	$ 46.8	$ 48.4
Add: Depreciation and amortization expense[1]	15.8	17.8	18.0	16.3	15.5
Segment EBITDA	27.3	24.2	72.6	63.1	63.9
Add: Impact of acquisition and divestiture-related expenses[2]	—	—	—	0.6	—
Add: Impairment charge	—	—	5.0	—	—
Adjusted Segment EBITDA	$ 27.3	$ 24.2	$ 77.6	$ 63.7	$ 63.9
Adjusted Segment EBITDA Margin	8.6 %	7.9 %	16.6 %	13.7 %	16.3 %
Operating Loss - Corporate	$ (66.0)	$ (70.3)	$ (57.7)	$ (47.3)	$ (32.5)
Add: Impact of acquisition and divestiture-related expenses - Corporate[2]	10.4	11.5	4.6	—	—
Add: Legal settlement	—	8.7	—	—	—
Add: Corporate depreciation expense	5.1	4.7	4.9	3.6	0.5
Adjusted EBITDA	$ 325.1	$ 283.3	$ 283.7	$ 240.7	$ 186.5

[1] Includes the impact of the fair value markup of acquired long-lived assets, subject to final purchase price adjustments.

[2] Expenses associated with acquisitions and divestitures, including the cost impact of the fair value markup of acquired inventory, advisory and professional fees, integration, separation, and other transaction costs.

28 I MOVING INFRASTRUCTURE FORWARD I 2023

Reconciliation of Net Debt to Adjusted EBITDA and Free Cash Flow ($’s in millions) (unaudited) 29 I    MOVING INFRASTRUCTURE FORWARD   I    2023 As of Pro Forma  September 30,  2018(1) December 31,  2018 December 31,  2019 December 31,  2020(1) December 31,  2021(1) March 31,  2022(1) June 30, 2022(1) September 30,  2022(1) December 31,  2022(2) Total debt excluding debt issuance costs $ 0.4 $ 185.5 $ 107.3 $ 254.5 $ 685.7 $ 686.6 $ 718.8 $ 716.1 $ 555.9 Cash and cash equivalents 210.4 99.4 240.4 95.8 72.9 88.6 77.0 112.2 160.4 Net Debt $ (210.0) $ 86.1 $ (133.1) $ 158.7 $ 612.8 $ 598.0 $ 641.8 $ 603.9 $ 395.5 Adjusted EBITDA (trailing twelve months) $ 178.1 $ 186.5 $ 240.7 $ 291.4 $ 298.4 $ 304.9 $ 330.5 $ 335.7 $ 329.1 Net Debt to Adjusted EBITDA ‐1.2 0.5 ‐0.6 0.5 2.1 2.0 1.9 1.8 1.2 Year Ended December 31, 2018 2019 2020 2021 2022 Cash Provided by Operating Activities $ 118.5 $ 358.8 $ 259.9 $ 166.5 $ 174.3 Capital expenditures (44.8) (85.4) (82.1) (85.1) (138.0) Free Cash Flow $ 73.7 $ 273.4 $ 177.8 $ 81.4 $ 36.3 (1) These periods include pro forma adjustments for acquisitions completed during the period, as previously disclosed. (2) Adjusted EBITDA includes a five month pro forma adjustment of $4.0 million based on Adjusted EBITDA for RAMCO of $9.6 million for the twelve months ended February 28, 2022.

Reconciliation of Adjusted EBITDA for Cyclical and Growth Businesses (in millions) (unaudited) (1) See Reconciliation of Adjusted Segment EBITDA table. (2) Our cyclical businesses include our wind towers business, included in the Engineered Structures segment, and our Transportation Products segment, which includes our barge and steel components businesses. (3) Our growth businesses include our Construction Products segment and our Engineered Structures segment, excluding the wind towers business. 30 I    MOVING INFRASTRUCTURE FORWARD   I    2023 Year Ended December 31, 2018 2019 2020 2021 2022 Consolidated Adjusted EBITDA(1) $ 186.5 $ 240.7 $ 283.7 $ 283.3 $ 325.1 Add: Corporate Adjusted EBITDA(1) 32.0 43.7 48.2 45.4 50.5 Adjusted EBITDA, excluding corporate 218.5 284.4 331.9 328.7 375.6 Wind towers business: Operating Profit 56.7 55.5 41.8 19.9 8.2 Add: Depreciation and amortization expense 8.4 7.9 7.8 7.3 7.0 Wind towers EBITDA 65.1 63.4 49.6 27.2 15.2 Wind towers Adjusted EBITDA 65.1 63.4 49.6 27.2 15.2 Transportation Products Adjusted Segment EBITDA(1) 63.9 63.7 77.6 24.2 27.3 Cyclical businesses Adjusted EBITDA(2) 129.0 127.1 127.2 51.4 42.5 Growth businesses Adjusted EBITDA(3) $ 89.5 $ 157.3 $ 204.7 $ 277.3 $ 333.1

Reconciliation of RAMCO Pro forma Adjusted EBITDA (in millions) (unaudited) Twelve Months Ended  February 28, 2022 Net Income $                        5.9 Add: Interest expense, net 0.0 Provision for income taxes(2) ‐ Depreciation, depletion, and amortization expense 0.9 EBITDA 6.8 Add: Pro forma adjustments 2.8 Pro forma Adjusted EBITDA $                        9.6 (1) Expenses associated with acquisitions and divestitures, including the cost impact of the fair value markup of acquired inventory, advisory and professional fees, integration, separation, and other transaction costs. (2) RAMCO is structured as a S Corporation for federal income tax purposes and accordingly is not subject to federal income taxes Reconciliation of Adjusted EBITDA for Storage Tanks Businesses (in millions) (unaudited) 31 I    MOVING INFRASTRUCTURE FORWARD   I    2023 Three Months Ended December 31, Year Ended December 31, 2022 2021 2022 2021 Storage tanks business: Operating Profit $ 189.3 $ 9.8 $ 230.1 $ 36.8 Add: Depreciation and amortization expense 0.1 1.7 5.2 7.3 EBITDA 189.4 11.5 235.3 44.1 Impact of acquisition and divestiture‐related expenses(1)  — — 0.6 — Less: Gain on sale of storage tanks business (189.0) — (189.0) — Adjusted EBITDA $ 0.4 $ 11.5 $ 46.9 $ 44.1

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